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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)      September 16, 1996
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                           PORTACOM  WIRELESS, INC.
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             (Exact name of registrant as specified in its charter)




    British Columbia, Canada           0-23228                   N/A
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  (State or other jurisdiction      (Commission             (IRS Employer
       of Incorporation)            File Number)          Identification No.)



     8055 W. Manchester Avenue, Suite 730, Playa del Rey, California 90293
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                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 448-4140
                                                     --------------



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          (Former name or former address, if changed since last report



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Item 5.  Other Events
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     On May 28, 1996, the Registrant issued a news release announcing an acquisition agreement with Asian American Telecommunications Corporation, a Cayman Islands corporation ("AAT"). A copy of the news release is attached hereto as Exhibit 1 and incorporated herein by reference.

     On July 18, 1996, the Registrant issued a news release announcing revised terms of the acquisition agreement with AAT. A copy of the news release is attached hereto as Exhibit 2 and incorporated herein by reference.

     On September 16, 1996, the Registrant issued a news release announcing that it had elected to receive a direct ownership position in AAT rather than completing the previously reported transaction with AAT. A copy of the news release is attached hereto as Exhibit 3 and incorporated herein by reference.


Item 7.  Exhibit Index
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  99.1.   News release issued by the Registrant on May 28, 1996.

  99.2.   News release issued by the Registrant on July 18, 1996.

  99.3.   News release issued by the Registrant on September 16, 1996.



                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated:  September 20, 1996             PORTACOM WIRELESS, INC.


                                       By:  /s/ J. Michael Christiansen
                                          ------------------------------------
                                                J. Michael Christiansen
                                                Chief Financial Officer

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                                 EXHIBIT INDEX
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


Exhibit      Description                                                    Page
- -------      -----------                                                    ----

99.1         News release issued by the Registrant on May 28, 1996.           4

99.2         News release issued by the Registrant on July 18, 1996.          8

99.3         News release issued by the Registrant on September 16, 1996.    11


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